Short-Term Investments	12 Months Ended
Dec. 31, 2018
Short-term Investments [Abstract]
Short-Term Investments
Short-Term Investments
At December 31, 2018 and 2017, we had $234.3 million and $359.2 million, respectively, of loan receivables and commercial paper due from financial institutions. These loan receivables and commercial paper are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are carried at fair market value, which is equal to the cost. At December 31, 2018, these loans consist of $134.1 million and €87.5 million ($100.2 million as of December 31, 2018) which mature at various dates through October 2020. At December 31, 2017, these loans and commercial paper consist of $308.2 million and €42.5 million ($51.0 million as of December 31, 2017) which matured at various dates through December 2018. All instruments that have an original tenor of more than 12 months include redemption rights on at least a quarterly basis. Interest income is determined using the effective interest rate method. These loans are classified as current assets in the accompanying consolidated balance sheets since we may redeem the loans at our discretion.
For the years ended December 31, 2018, 2017 and 2016, proceeds from sales of short-term investments totaled $691.8 million, $189.0 million and $533.8 million, respectively. During the years ended December 31, 2018, 2017 and 2016, realized gains (losses) totaled $2.7 million, $(1.1) million and $1.4 million, respectively.